Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories

3. Inventories

Inventories consisted of the following:

	As of December 31, 2024	As of December 31, 2025
	US$	US$
Outdoor computing infrastructure container	766	63
Accessories	6	—
	772	63

Inventories are stated at the lower of cost or net realizable value. The company records provisions for inventory obsolescence and shrinkage based on expected usage and sales forecasts. During the year ended December 31, 2025, the Company recorded a charge of $207 to write down inventories   to their net realizable value. There was no such charge recorded for the year ended December 31, 2024.